UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2006

                               Sea Containers Ltd.
             (Exact name of registrant as specified in its charter)

            Bermuda                        1-7560                98-0038412
-------------------------------   ------------------------    ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                   22 Victoria Street, Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 441-295-2244

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 8.01 Other Events.

Sea Containers Ltd. and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed a consolidated cash flow forecast with the U.S. Bankruptcy Court on November 1, 2006 attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

99.1 Sea Containers Ltd, Sea Containers Services Ltd and Sea Containers Carribean Inc. - Consolidated Cash Flow Forecast (Monthly Summary)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SEA CONTAINERS LTD.



                                   By:  /s/ Ian C. Durant
                                        ---------------------------------------
                                        Name:  Ian C. Durant
                                        Title: Senior Vice President - Finance
                                               and Chief Financial Officer



Date:  November 3, 2006


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                                  EXHIBIT INDEX

Exhibit
Number                      Description
------                      -----------

99.1 Sea Containers Ltd, Sea Containers Services Ltd and Sea Containers Carribean Inc. - Consolidated Cash Flow Forecast (Monthly Summary)


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